                                                                      EXHIBIT 99

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Articles of Incorporation of American Century Quantitative Equity
Funds, Inc., dated February 26, 2004 (filed as Exhibit a to Post-Effective
Amendment No. 34 to the Registration Statement of the Registrant on March 1,
2004, File No. 33-19589, and incorporated herein by reference).

EX-99.a2    Articles Supplementary of American Century Quantitative Equity
Funds, Inc., dated April 22, 2004 (filed as Exhibit a2 to Post-Effective
Amendment No. 35 to the Registration Statement of the Registrant on April 29,
2004, File No. 33-19589, and incorporated herein by reference).

EX-99.a3    Articles Supplementary of American Century Quantitative Equity
Funds, Inc., dated May 4, 2004 (filed as Exhibit a3 to Post-Effective Amendment
No. 38 to the Registration Statement of the Registrant on February 17, 2005,
File No. 33-19589, and incorporated herein by reference).

EX-99.a4    Articles Supplementary of American Century Quantitative Equity Funds
(to be filed by amendment).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to Post-Effective Amendment No. 38 to the Registration Statement of the
Registrant on February 17, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, the Fifth and Seventh declarations of the Registrant's Articles of
Incorporation, appearing as Exhibit (a) herein, and Sections 3 through 11 of the
Registrant's Bylaws, appearing as Exhibit (b) herein.

EX-99.d1    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated August 1, 2004 (filed as Exhibit d to
Post-Effective Amendment No. 38 to the Registration Statement of the Registrant
on February 17, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.d2    Amended and Restated Management Agreement with American Century
Investment Management, Inc. (to be filed by amendment).

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated May 1, 2005.

EX-99.e2    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Master Agreement with Commerce Bank N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and JPMorgan Chase Bank, dated May 1, 2004 (filed as Exhibit
g4 to Post-Effective Amendment No. 35 to the Registration Statement of the
Registrant on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.g5    Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of the Registrant on April 29, 2004, File No. 33-19589, and
incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services
Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective
Amendment No. 33 to the Registration Statement of American Century Government
Income Trust on July 31, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to
Post-Effective Amendment No. 23 to the Registration Statement of the Registrant
on June 29, 1998, File No. 33-19589, and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of American
Century California Tax-Free and Municipal Funds File on December 29, 2000, No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust File on July 30, 2001, No. 2-99222, and
incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable Portfolios II, Inc. on December 23, 2002, File No. 333-46922, and
incorporated herein by reference).

EX-99.h9    Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement of Registrant on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.h10   Amendment No. 9 to the Transfer Agency Agreement with American
Century Services, LLC, dated May 1, 2005.

EX-99.h11   Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC (to be filed by amendment).

EX-99.h12   Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003, (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h13   Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as
Exhibit h10 to Post-Effective Amendment No. 38 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h14   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Pre-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i1    Opinion and Consent of Counsel, dated April 29, 2005 (filed as
Exhibit i to Post-Effective Amendment No. 37 to the Registration Statement of
the Registrant on April 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.i2    Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered accounting public firm, dated April 26, 2005 (filed as Exhibit j1 to
Post-Effective Amendment No. 37 to the Registration Statement of the Registrant
on April 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.j2    Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j3    Power of Attorney, dated December 9, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j4    Power of Attorney, dated March 1, 2005 (filed as Exhibit j3 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j5    Power of Attorney, dated March 1, 2005 (filed as Exhibit j4 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j6    Secretary's Certificate, dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j7    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j8    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement of American Century Target Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment to the Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2003, File No. 2-94608, and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of Registrant on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.m7    Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class) (to be filed by amendment).

EX-99.m8    Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m9    Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement of American
Century Government Income Trust on July 31, 2001, File No. 2-99222, and
incorporated herein by reference).

EX-99.m10   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m11   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.m12   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.m13   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 40 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on February 26, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.m14   Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m15   Amendment No. 7 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2005.

EX-99.m16   Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.m17   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement of the Registrant
on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m18   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated February 24, 2005 (filed as Exhibit
m30 to Post-Effective Amendment No. 22 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2005, File No. 33-79482,
and incorporated herein by reference).

EX-99.m19   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (R Class) (to be filed by amendment).

EX-99.n1    Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of the Registrant on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment
No. 20 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10   Amendment No. 9 to the Amended and Restated Multiple Class Plan (to
be filed by amendment).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p to
Pre-Effective Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios, Inc. on August 30, 2004, File No. 333-116351, and
incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended February 28, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).